                                                                   Exhibit 10.15

                                                                  --------------
                                                                  EXECUTION COPY
                                                                  --------------

================================================================================

                                 TRUST AGREEMENT

                                     between

                              MCG FINANCE III, LLC,
                             as the Trust Depositor
                             ----------------------

                                       and

                            WILMINGTON TRUST COMPANY,
                              as the Owner Trustee
                              --------------------

                          Dated as of December 1, 2001

================================================================================

                 MCG Commercial Loan Trust Notes, Series 2001-1
                       Class A, Class B and Class C Notes

                                TABLE OF CONTENTS
                                -----------------

                                                                                                                 Page
ARTICLE I  DEFINITIONS.........................................................................................    1
         Section 1.01      Definitions.........................................................................    1
                           -----------
         Section 1.02      Other Terms.........................................................................    2
                           -----------
         Section 1.03      Computation of Time Periods.........................................................    3
                           ---------------------------
         Section 1.04      Interpretation......................................................................    3
                           --------------
         Section 1.05      References..........................................................................    4
                           ----------
         Section 1.06      Calculations........................................................................    4
                           ------------

ARTICLE II ORGANIZATION.......................................................................................    4
         Section 2.01      Name................................................................................    4
                           ----
         Section 2.02      Office..............................................................................    4
                           ------
         Section 2.03      Purposes and Powers.................................................................    4
                           -------------------
         Section 2.04      Appointment of Owner Trustee........................................................    6
                           ----------------------------
         Section 2.05      Initial Capital Contribution of Trust Estate........................................    6
                           --------------------------------------------
         Section 2.06      Declaration of Trust................................................................    6
                           --------------------
         Section 2.07      Liability of the Certificateholders.................................................    6
                           -----------------------------------
         Section 2.08      Title to Trust Property.............................................................    6
                           -----------------------
         Section 2.09      Situs of Trust......................................................................    7
                           --------------
         Section 2.10      Representations and Warranties of the Trust Depositor...............................    7
                           -----------------------------------------------------
         Section 2.11      Federal Income Tax Allocations......................................................    8
                           ------------------------------
         Section 2.12      Covenant of Certificateholders......................................................    8
                           ------------------------------

ARTICLE III  CERTIFICATES AND TRANSFER OF INTERESTS............................................................    9
         Section 3.01      Initial Ownership...................................................................    9
                           -----------------
         Section 3.02      The Certificates....................................................................    9
                           ----------------
         Section 3.03      Authentication of Certificates......................................................    9
                           ------------------------------
         Section 3.04      Registration of Transfer and Exchange of Certificates...............................   10
                           -----------------------------------------------------
         Section 3.05      Mutilated, Destroyed, Lost or Stolen Certificates...................................   10
                           -------------------------------------------------
         Section 3.06      Persons Deemed Owners...............................................................   11
                           ---------------------
         Section 3.07      Access to List of Certificateholders' Names and Addresses...........................   11
                           ---------------------------------------------------------
         Section 3.08      Maintenance of Office or Agency.....................................................   11
                           -------------------------------
         Section 3.09      Appointment of Paying Agent.........................................................   12
                           ---------------------------
         Section 3.10      Transfer Restrictions...............................................................   12
                           ---------------------

ARTICLE IV  ACTIONS BY OWNER TRUSTEE...........................................................................   14
         Section 4.01      Prior Notice to and Consent by Certificateholders with Respect to Certain Matters...   14
                           ---------------------------------------------------------------------------------
         Section 4.02      [Reserved]..........................................................................   15
                            --------
         Section 4.03      Action by Certificateholders with Respect to Bankruptcy.............................   15
                           -------------------------------------------------------
         Section 4.04      Restrictions on Certificateholders' Power...........................................   16
                           -----------------------------------------
         Section 4.05      Majority Control....................................................................   16
                           ----------------

ARTICLE V  APPLICATION OF TRUST FUNDS; CERTAIN DUTIES..........................................................   16

         Section 5.01      Establishment of Trust Account......................................................   16
                           ------------------------------
         Section 5.02      Application of Trust Funds..........................................................   17
                           --------------------------
         Section 5.03      Method of Payment...................................................................   17
                           -----------------
         Section 5.04      No Segregation of Moneys; No Interest...............................................   17
                           -------------------------------------
         Section 5.05      Accounting and Reports to the Certificateholders, the Internal Revenue Service
                           -------------------------------------------------------------------------------
                           and Others..........................................................................   18
                           ----------
         Section 5.06      Signature on Returns; Tax Matters Partner...........................................   18
                           -----------------------------------------

ARTICLE VI  AUTHORITY AND DUTIES OF OWNER TRUSTEE..............................................................   19
         Section 6.01      General Authority...................................................................   19
                           -----------------
         Section 6.02      General Duties......................................................................   19
                           --------------
         Section 6.03      Action upon Instruction.............................................................   19
                           -----------------------
         Section 6.04      No Duties Except as Specified in this Agreement or in Instructions..................   20
                           ------------------------------------------------------------------
         Section 6.05      Restrictions........................................................................   21
                           ------------

ARTICLE VII  CONCERNING THE OWNER TRUSTEE......................................................................   21
         Section 7.01      Acceptance of Trusts and Duties.....................................................   21
                           -------------------------------
         Section 7.02      Furnishing of Documents.............................................................   22
                           -----------------------
         Section 7.03      Representations and Warranties......................................................   22
                           ------------------------------
         Section 7.04      Reliance; Advice of Counsel.........................................................   23
                           ---------------------------
         Section 7.05      Not Acting in Individual Capacity...................................................   24
                           ---------------------------------
         Section 7.06      Owner Trustee Not Liable for Certificates or Loans..................................   24
                           --------------------------------------------------
         Section 7.07      Owner Trustee May Own Certificates and Notes........................................   25
                           --------------------------------------------

ARTICLE VIII  COMPENSATION OF OWNER TRUSTEE....................................................................   25
         Section 8.01      Owner Trustee's Fees and Expenses...................................................   25
                           ---------------------------------
         Section 8.02      Indemnification.....................................................................   25
                           ---------------
         Section 8.03      Payments to the Owner Trustee.......................................................   26
                           -----------------------------

ARTICLE IX  TERMINATION OF TRUST AGREEMENT.....................................................................   26
         Section 9.01      Termination of Trust Agreement......................................................   26
                           ------------------------------

ARTICLE X  SUCCESSOR OWNER TRUSTEES AND  ADDITIONAL OWNER TRUSTEES.............................................   27
         Section 10.01     Eligibility Requirements for Owner Trustee..........................................   27
                           ------------------------------------------
         Section 10.02     Resignation or Removal of Owner Trustee.............................................   28
                           ---------------------------------------
         Section 10.03     Successor Owner Trustee.............................................................   28
                           -----------------------
         Section 10.04     Merger or Consolidation of Owner Trustee............................................   29
                           ----------------------------------------
         Section 10.05     Appointment of Co-Trustee or Separate Trustee.......................................   29
                           ---------------------------------------------

ARTICLE XI  MISCELLANEOUS......................................................................................   31
         Section 11.01     Supplements and Amendments..........................................................   31
                           --------------------------
         Section 11.02     No Legal Title to Trust Estate in Certificateholders................................   32
                           ----------------------------------------------------
         Section 11.03     Limitations on Rights of Others.....................................................   32
                           -------------------------------
         Section 11.04     Notices.............................................................................   32
                           -------
         Section 11.05     Severability........................................................................   33
                           ------------

         Section 11.06     Separate Counterparts...............................................................   33
                           ---------------------
         Section 11.07     Successors and Assigns..............................................................   33
                           ----------------------
         Section 11.08     No Petition.........................................................................   33
                           -----------
         Section 11.09     No Recourse.........................................................................   34
                           -----------
         Section 11.10     Headings............................................................................   34
                           --------
         Section 11.11     GOVERNING LAW.......................................................................   34
                           -------------
         Section 11.12     Third Party Rights..................................................................   34
                           ------------------

                                    EXHIBITS
                                    --------

EXHIBIT A                  Form of Certificate
EXHIBIT B                  Form of Certificate of Trust
EXHIBIT C                  Form of Purchaser's Representation Letter

     THIS TRUST AGREEMENT (the "Trust Agreement" or this "Agreement"), dated as
                                ---------------           ---------
of December 1, 2001, is between MCG FINANCE III, LLC, a Delaware limited liability company, as trust depositor (the "Trust Depositor"), and WILMINGTON
                                            ---------------
TRUST COMPANY, a Delaware banking corporation (in its individual capacity, together with its successors and assigns, the "Trust Company"), as owner trustee
                                               -------------
(solely in such capacity, the "Owner Trustee").
                               -------------

                                 R E C I T A L S
                                 ---------------

     WHEREAS, the Trust Depositor desires to establish a trust to be known as the MCG Commercial Loan Trust 2001-1;

     WHEREAS, the Trust Depositor desires to appoint the Owner Trustee as the trustee of the Trust; and

     WHEREAS, the Owner Trustee is willing to serve as trustee of the Trust.

     NOW, THEREFORE, based upon the above recitals, the mutual promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Definitions.
                  -----------

     For all purposes of this Trust Agreement, except as otherwise expressly provided below or unless the context otherwise requires, capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement, dated as of December 1, 2001 (the "Sale and
                                                                     --------
Servicing Agreement"), among MCG Commercial Loan Trust 2001-1, as the Trust, MCG
-------------------
Finance III, LLC, as the Trust Depositor, MCG Capital Corporation, as the Originator and as the Servicer, and Wells Fargo Bank Minnesota, National Association, as the Indenture Trustee and as the Backup Servicer, which capitalized terms are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein or below.

"Bankruptcy Action" shall have the meaning given to such term in Section 4.03 of
 -----------------                                               ------------
this Agreement.

"Certificate Account" shall have the meaning given to such term in Section 5.01
 -------------------                                               ------------
of this Trust Agreement.

"Certificate Register" shall mean the Certificate Register established and
 --------------------
maintained in accordance with this Trust Agreement.

"Certificate Registrar" shall mean, initially, the Indenture Trustee, and
 ---------------------
thereafter, any successor appointed pursuant to this Trust Agreement.

"Certificate of Trust" shall mean a certificate of trust duly executed in the
 --------------------
form of Exhibit B attached hereto.
        ---------

"Corporate Trust Office" means in the case of Owner Trustee: Wilmington Trust
 ----------------------
Company, One Rodney Square North, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration and in the case of the Indenture Trustee/Certificate Registrar: Wells Fargo Bank Minnesota, National Association, Sixth and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479,
Attention: Corporate Trust Services/Asset Backed Administration, or at such other address as the Owner Trustee or the Indenture Trustee may designate from time to time by notice to the Trust Depositor.

"Majority Certificateholders" means the Holder or Holder of Certificates
 ---------------------------
evidencing an aggregate Percentage Interest in excess of 50%.

"Paying Agent" shall have the meaning given to such term in Section 3.09 of this
 ------------                                               ------------
Trust Agreement.

"Percentage Interest" shall mean (i) with respect to a Certificate, the
 -------------------
percentage set forth on the face thereof, and (ii) with respect to a Class C Note, the fraction, expressed as a percentage, the numerator of which is the original principal balance of such Class C Note and the denominator of which is the aggregate original principal balance of all Class C Notes.

"Secretary of State" shall have the meaning given to such term in Section 2.02
 ------------------                                               ------------
of this Agreement.

"Trust Estate" shall mean all right, title and interest of the Trust in and to
 ------------
the Loan Assets and other property and rights assigned to the Trust pursuant to the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Transaction Documents.

     Section 1.02 Other Terms.
                  -----------

     All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles. The symbol "$" shall mean the lawful currency of the United States of America. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

     Section 1.03 Computation of Time Periods.
                  ---------------------------

     Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each mean "to but excluding", and the word "within" means "from and excluding a specified date and to and including a later specified date".

     Section 1.04 Interpretation.
                  --------------

     In this Agreement, unless a contrary intention appears:

          (i) the singular number includes the plural number and vice versa;

          (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;

          (iii) reference to any gender includes each other gender;

          (iv) reference to day or days without further qualification means calendar days;

          (v) unless otherwise stated, reference to any time means New York, New York time;

          (vi) references to "writing" include printing, typing, lithography, electronic or other means of reproducing words in a visible form;

          (vii) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, supplemented, replaced, restated, waived or extended and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; and

          (viii) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any Section or other provision of any Requirement of Law means that provision of such Requirement of Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision.

     Section 1.05 References.
                  ----------

     All section references (including references to the Preamble), unless
                                                         --------
otherwise indicated, shall be to Sections (and the Preamble) in this Agreement.
                                                   --------
     Section 1.06 Calculations.
                  ------------

     Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360-day year and the actual days elapsed in the relevant period and will be carried out to at least three decimal places.

                                   ARTICLE II

                                  ORGANIZATION

     Section 2.01 Name.
                  ----

     The Trust shall be known as the "MCG Commercial Loan Trust 2001-1," in which name the Trust shall have power and authority and is hereby authorized and empowered, without the need for further action on the part of the Trust, and the Owner Trustee shall have power and authority, and is hereby authorized and empowered, to conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     Section 2.02 Office.
                  ------

     The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Certificateholders and the Trust Depositor. The Trust shall constitute a business trust within the meaning of Section 3801(a) of the Delaware Business Trust Act for which the Owner Trustee has filed a Certificate of Trust with the Secretary of State of the State of Delaware pursuant to Section 3810(a) of the Delaware Business Trust Act. The execution and filing of the Certificate of Trust by the Owner Trustee is hereby ratified, authorized, and approved. The Owner Trustee shall have power and authority, and is hereby authorized and empowered, to execute and file with the Secretary of State of the State of Delaware (the "Secretary of State") any
                                                      ------------------
other certificate required or permitted under the Delaware Business Trust Act to be filed with the Secretary of State. It is the intention of the parties hereto that this Trust Agreement constitute the governing instrument of such business trust.

     Section 2.03 Purposes and Powers.
                  -------------------

     The purpose of the Trust is, and the Trust shall have the power and authority and is hereby authorized and empowered, without the need for further action on the part of the Trust, and the Owner Trustee shall have power and authority, and is hereby authorized and empowered, in the name and on behalf of the Trust, to do or cause to be done all acts and things necessary, appropriate or convenient to cause the Trust, to engage in the following activities:

     (a)to execute, authenticate, deliver, and issue from time to time the Notes pursuant to the Indenture and the Certificates pursuant to this Trust Agreement and, if applicable, a supplement hereto, and to sell the Notes and to transfer the Certificates pursuant to such agreements and the other Transaction Documents;

     (b)with the proceeds of the sale of the Notes, to purchase the Loans, to pay the organizational, start-up and transactional expenses of the Trust, to fund the Reserve Fund Initial Balance and to pay the balance to the Trust Depositor pursuant to the Sale and Servicing Agreement;

     (c)to assign, grant, transfer, pledge, mortgage, convey and grant a security interest in the Trust Estate pursuant to the Indenture and to hold, manage, transfer and distribute to the Certificateholders pursuant to the terms of this Trust Agreement and the Sale and Servicing Agreement any portion of the Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

     (d)to enter into, execute, deliver and perform its obligations under the Transaction Documents to which it is to be a party and the Purchase Agreement;

     (e)to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

     (f)subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with the conservation of the Trust Estate and the making of distributions to the Certificateholders, the Noteholders and others specified in the Transaction Documents.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Transaction Documents. Nothing contained herein shall be deemed to authorize the Owner Trustee on behalf of the Trust to engage in any other business operations or any activities other than those set forth in this Section 2.03. Specifically,
                                                     ------------
the Owner Trustee shall have no authority on behalf of the Trust to engage in any business operations, or acquire any assets other than those specifically included in the Trust Estate, or otherwise vary the assets held by the Trust other than as provided in the Transaction Documents. Similarly, the Owner Trustee shall have no discretionary duties other than performing those ministerial acts set forth above necessary to accomplish the purpose of this Trust as set forth in this Section 2.03. Notwithstanding anything to the
                           ------------
contrary contained herein, the Trust may hold the Notes prior to their sale by the Placement Agent.

     Section 2.04 Appointment of Owner Trustee.
                  ----------------------------

     The Trust Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the Owner Trustee hereby accepts such appointment.

     Section 2.05 Initial Capital Contribution of Trust Estate.
                  --------------------------------------------

     The Trust Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $10.00. The Owner Trustee hereby acknowledges receipt from the Trust Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Estate (prior to giving effect to the conveyances described in the Sale and Servicing Agreement) and shall be deposited in the Certificate Account. The Trust Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     Section 2.06 Declaration of Trust.
                  --------------------

     The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that the Trust constitutes a business trust under the Business Trust Statute and that this Trust Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for federal income tax purposes, the Trust shall be treated as a partnership for federal income tax purposes. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and authority set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

     Section 2.07 Liability of the Certificateholders.
                  -----------------------------------

     No Certificateholder shall have any personal liability for any liability or obligation of the Trust.

     Section 2.08 Title to Trust Property.
                  -----------------------

     Legal title to all of the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where Requirements of Law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     Section 2.09 Situs of Trust.
                  --------------

     All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of Minnesota or such other state in which the Corporate Trust Office may be located. The Trust shall not have any employees in any state other than Delaware; provided, however, that
                                                         -----------------
nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or Minnesota or such other state in which the Corporate Trust Office may be located, and payments will be made by the Trust only from Delaware or Minnesota or such other state in which the Corporate Trust Office may be located. The only office of the Trust will be at the Corporate Trust Office in Delaware.

     Section 2.10 Representations and Warranties of the Trust Depositor.
                  -----------------------------------------------------

     The Trust Depositor hereby represents and warrants to the Owner Trustee that:

     (a)The Trust Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

     (b)The Trust Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms. The Trust Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Trust Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary limited liability company action.

     (c)The execution, delivery and performance of this Agreement have been duly authorized by the Trust Depositor by all necessary limited liability company action.

     (d)This Agreement constitutes a legal, valid and binding obligation of the Trust Depositor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and creditors of national banking associations and subject to general principles of equity.

     (e)The execution, delivery and performance of this Trust Agreement and the other Transaction Documents to which it is a party by the Trust Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any material Requirement of Law applicable to the Trust Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Trust Depositor is a party or by which the Trust Depositor or any of the Trust Depositor's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

     (f)To the Trust Depositor's best knowledge, there are no proceedings or investigations pending, or to the Trust Depositor's knowledge threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trust Depositor or its properties:
(A) asserting the invalidity of this Trust Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Trust Agreement or
(C) seeking any determination or ruling that might materially and adversely affect the performance by the Trust Depositor of its obligations under, or the validity or enforceability of, this Trust Agreement.

     Section 2.11 Federal Income Tax Allocations.
                  ------------------------------

     Assuming that issue prices of the Class C Notes are equal to the Initial Class C Principal Balance, net income of the Trust for any month as determined for federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated among the Certificateholders and the Holders of the Class C Notes, respectively, pro rata based upon their Percentage Interests as a Class. Income will be allocated first to the Class C Notes up to the amount of their entitlement to interest (including interest on amounts previously due but not yet distributed) and then to the Certificates. Taxable losses of the Trust will be allocated to the Class C Notes to the extent the Class C Notes are reasonably expected to bear the economic burden of such losses.

     It is the intent of the Trust Depositor, the Servicer, the Holders of the Class C Notes and the Certificateholders that, for purposes of federal income taxes, in the event that the Certificates and the Class C Notes are owned by more than one holder, the Trust will be treated as a partnership, the partners of which are the Certificateholders and the Holders of the Class C Notes and, in the event that the Certificates and the Class C Notes are all owned by a single holder, the Trust will be treated as a division of such holder. The Certificateholders and the Holders of the Class C Notes, by acceptance of a Certificate and a Class C Note, respectively, agree to treat the Certificates and Class C Notes as equity and to take no action inconsistent with the treatment of, the Trust and the Certificates and Class C Notes for such tax purposes as just described.

     Section 2.12 Covenant of Certificateholders.
                  ------------------------------

     Each Certificateholder agrees to be bound by the terms and conditions of the Certificates and of this Trust Agreement, including any supplements or amendments hereto, and to perform the obligations of a Certificateholder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Trust Depositor, the Trust, the Owner Trustee, the Trust Company, the Paying Agent and all other Certificateholders present and future.

                                   ARTICLE III

                     CERTIFICATES AND TRANSFER OF INTERESTS

     Section 3.01 Initial Ownership.
                  -----------------

     Upon the formation of the Trust by the contribution by the Trust Depositor pursuant to Section 2.05 and until the issuance of the Certificates, the Trust
            ------------
Depositor shall be the sole beneficiary of the Trust.

     Section 3.02 The Certificates.
                  ----------------

     (a)The Certificates shall be substantially in the form set forth in Exhibit
                                                                         -------
A hereto, with such changes as may be specified in a supplement to this Trust
-
Agreement. Except as otherwise set forth in a supplement to this Trust Agreement, the Certificates shall be issued from time to time in minimum Percentage Interests of 10% and integral multiples of 1% in excess thereof; provided, however, that one Certificate may be issued in a different
--------  -------
denomination. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee or the Certificate Registrar. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

     (b)A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.04.
                                   ------------

     Section 3.03 Authentication of Certificates.
                  ------------------------------

     Concurrently with the initial transfer of the Loans to the Trust pursuant to the Sale and Servicing Agreement, the Trust shall issue the Certificates, in an aggregate Percentage Interest equal to 100%, executed by the Owner Trustee or the Certificate Registrar on behalf of the Trust, authenticated and delivered to or upon the written order of the Trust Depositor, signed by its chairman of the board, its president, any vice president, secretary or any assistant treasurer, without further corporate action by the Trust Depositor, in authorized denominations. No Certificate shall entitle its Holder to any benefit under this Agreement or be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Certificate Registrar, by
   ---------
manual signature; such authentication shall constitute conclusive evidence that such Certificate has been duly and validly authorized, issued, authenticated and delivered hereunder and, subject to the terms of this Agreement, fully paid and non-assessable. All Certificates shall be dated the date of their authentication.

     Section 3.04 Registration of Transfer and Exchange of Certificates.
                  -----------------------------------------------------

     (a)The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which,
                                 ------------
subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and, subject to
Section 3.10 hereof, of transfers and exchanges of Certificates as herein
------------
provided. The Indenture Trustee shall be the initial Certificate Registrar. Promptly upon written request therefor from the Owner Trustee, the Certificate Registrar shall provide to the Owner Trustee in writing such information regarding or contained in the Certificate Register as the Owner Trustee may reasonably request. The Owner Trustee shall be entitled to rely (and shall be fully protected in relying) on such information.

     (b)Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee, or the
                                        ------------
Certificate Registrar on its behalf, shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.08.
            ------------

     (c)Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the registered Certificateholder or such registered Certificateholder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

     (d)No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     Section 3.05 Mutilated, Destroyed, Lost or Stolen Certificates.
                  -------------------------------------------------

     If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar and the Owner Trustee shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice to the Trust that such Certificate has been acquired by a protected purchaser, the Owner Trustee or the Certificate Registrar on behalf of the Trust shall execute and the Owner Trustee or the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. The Holder of such Certificate shall pay the reasonable expenses and charges of the Certificate Registrar and the Owner Trustee in connection therewith. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership of a beneficial interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 3.06 Persons Deemed Owners.
                  ---------------------

     Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Paying Agent or other agent thereof may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes
                                    ------------
whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Paying Agent or other agent thereof shall be bound by any notice to the contrary.

     Section 3.07 Access to List of Certificateholders' Names and Addresses.
                  ---------------------------------------------------------

     The Certificate Registrar shall furnish or cause to be furnished to the Paying Agent, the Owner Trustee, the Servicer and the Trust Depositor, within ten (10) days after receipt by the Certificate Registrar of a written request therefor from the Paying Agent, the Owner Trustee, the Servicer or the Trust Depositor, a list, in such form as the Paying Agent, the Owner Trustee, the Servicer or the Trust Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three
(3) or more Certificateholders or one or more Holders of Certificates evidencing not less than 25% of the Percentage Interests apply in writing to the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Trust Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Certificate Registrar shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Upon receipt of any such application, the Certificate Registrar will promptly notify the Trust Depositor by providing a copy of such application and a copy of the list of Certificateholders produced in response thereto. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Trust Depositor, the Certificate Registrar and the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 3.08 Maintenance of Office or Agency.
                  -------------------------------

     The Certificate Registrar shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and the Transaction Documents may be served. The Certificate Registrar initially designates the office of the Certificate Registrar at the Corporate Trust Office as its office for such purposes. The Certificate

Registrar shall give prompt written notice to the Trust Depositor, any Paying Agent, the Owner Trustee and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     Section 3.09 Appointment of Paying Agent.
                  ---------------------------

     The Paying Agent shall make distributions to Certificateholders from the Certificate Account pursuant to Section 5.02 and shall report the amounts of
                                ------------
such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. The Paying Agent initially shall be Wells Fargo Bank Minnesota, National Association (the "Paying Agent").
                                                                ------------
Wells Fargo Bank Minnesota, National Association shall be permitted to resign as Paying Agent upon thirty (30) days' written notice to the Owner Trustee and the Servicer. In the event that Wells Fargo Bank Minnesota, National Association shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause the Paying Agent and such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which the Paying Agent and such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that, as Paying Agent, the Paying Agent and such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.01, 7.04, 7.05, 7.06, 8.01
                                        -------------  ----  ----  ----  ----
and 8.02 shall apply to Wells Fargo Bank Minnesota, National Association or the
    ----
Owner Trustee also in its role as Paying Agent and Certificate Registrar as if Wells Fargo Bank Minnesota, National Association and the Owner Trustee were named in such Sections, for so long as Wells Fargo Bank Minnesota, National Association or the Owner Trustee shall act as Paying Agent or Certificate Registrar and, to the extent applicable, to any other paying agent or certificate registrar appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     Section 3.10 Transfer Restrictions.
                  ---------------------

     The Certificates may not be offered, transferred or sold except to the Trust Depositor or an Affiliate thereof or to institutional "accredited investors" (as defined in Rule 501(a)(1)-(3) or (7) under the Securities Act who are United States persons (as defined in Section 7701(a)(30) of the Code) in reliance on an exemption from the registration requirements of the Securities Act.

     (a)The Certificates have not been registered or qualified under the Securities Act, or any state securities law. No transfer, sale, pledge or other disposition of any Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the

Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. No transfer of any Certificates shall be made if such transfer would require the Trust to register as an "investment company" under the Investment Company Act. In the event that a transfer is to be made, the transferee shall execute and deliver to the Owner Trustee a certification substantially in the form of Exhibit C hereto. In the event that such transfer
                             ---------
is to be made in reliance on the availability of an exemption under the Securities Act, the Owner Trustee may require the prospective transferee to provide an opinion of counsel satisfactory to it that such transfer may be made pursuant to an exemption from the Securities Act, which opinion of counsel shall not be an expense of the Owner Trustee or of the Trust.

     (b)Neither the Certificates nor any beneficial interest in such Certificates may be acquired by or with the assets of (i) employee benefit plans, retirement arrangements, individual retirement accounts or Keogh plans subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Code (a "Benefit Plan") or (ii)
                                                  ------------
entities (including insurance company general accounts) whose underlying assets include plan assets by reason of the investment by any such plans, arrangements or accounts in such entities (a "Benefit Plan Investor") and any such purported
                                 ---------------------
transfer shall not be effective. Each transferee of a Certificate shall be required to represent (a) that it is not a Benefit Plan or Benefit Plan Investor and is not acquiring such Certificate with the assets of a Benefit Plan or Benefit Plan Investor and (b) that if such Certificate is subsequently deemed to be a plan asset, it will dispose of such Certificate.

     (c)Each Certificate will bear the legends set forth in paragraph 6 of
                                                            -----------
Exhibit C hereto.
---------

     (d)No transfer, sale, pledge or other disposition of one or more Certificates (a "Transfer") shall be made unless simultaneously with the Transfer (1) a proportionate amount of Class C Notes are Transferred so that the ratio of the Percentage Interest of the Certificates so Transferred to all Certificates and the ratio of the Percentage Interest of the Class C Notes so Transferred to the Percentage Interest of all Class C Notes are equal and (2) the Transfers of the Certificates and Class C Notes referred to herein are made to the same Person.

     (e)Notwithstanding any other provision herein or elsewhere, other than to determine that any certification delivered to the Owner Trustee pursuant to
Section 3.10(a) hereof is substantially in the form of Exhibit C hereto and to determine (including, without limitation, based on one or more certificates from the Person transferring such Certificate and/or the Note Registrar) that any transfer of a Certificate described in such certification delivered to the Owner Trustee complies with Section 3.10(d), the Owner Trustee shall have no obligation to determine whether or not any transfer or exchange or proposed or purported transfer or exchange of a Certificate is permitted under or in accordance with this Agreement, and the Owner Trustee shall have no personal liability to any Person in connection with any transfer or exchange or proposed or purported transfer or exchange (and/or registration thereof).

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

     Section 4.01 Prior Notice to and Consent by Certificateholders with Respect
                  --------------------------------------------------------------
                  to Certain Matters.
                  ------------------

     With respect to the following matters, the Trust shall not take action unless, at least five (5) days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders holding a Percentage Interest of not less than 66% shall not, prior to the fifth (5th) day after such notice is given, have notified the Owner Trustee in writing that such Certificateholders have withheld consent or provided alternative direction:

     (a)the initiation of any material claim or lawsuit by the Trust and the compromise of any material action, claim or lawsuit brought by or against the Trust;

     (b)the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

     (c)the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

     (d)the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

     (e)the appointment pursuant to the Indenture of a successor Paying Agent or Indenture Trustee or pursuant to this Trust Agreement of a successor Certificate Registrar, or the consent to the assignment by the Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Trust Agreement, as applicable;

     (f)the consent to the calling or waiver of any Event of Default of any Transaction Document;

     (g)the consent to the assignment of the Indenture Trustee or Servicer of their respective obligations under any Transaction Document;

     (h)except as provided in Article IX hereof, the dissolution, termination or
                              ----------
liquidation of the Trust in whole or in part;

     (i)the merger or consolidation of the Trust with or into any other entity, or conveyance or transfer of all or substantially all of the Trust's assets to any other entity;

     (j)the incurrence, assumption or guaranty by the Trust of any indebtedness other than as set forth in this Agreement or the Transaction Documents;

     (k)the doing of any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.03 hereof;
                                               ------------

     (l)the confession of a judgment against the Trust;

     (m)the possession of Loan Assets, or assignment of the Trust's right to property, for other than a purpose permitted under Section 2.03;
                                                   ------------

     (n)the lending by the Trust of any funds to any entity;

     (o)the change in the Trust's purpose and powers from those set forth in this Trust Agreement; or

     (p)the removal or replacement of the Servicer or the Indenture Trustee.

     In addition, the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness, operating expenses and liabilities from its own funds, and the Trust shall not pay the indebtedness, operating expenses and liabilities of any other entity.

     Section 4.02 [Reserved].
                   --------

     Section 4.03 Action by Certificateholders with Respect to Bankruptcy.
                  -------------------------------------------------------

     The Trust shall not have the power, without the unanimous prior written approval of the Certificateholders, and to the extent otherwise consistent with the Transaction Documents, to (i) institute proceedings to have the Trust declared or adjudicated as bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (v) make any assignment for the benefit of the Trust's creditors, (vi) cause the Trust to admit in writing its inability to pay its debts generally as they become due, (vii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture remains in effect, no
          -----------------
Certificateholder shall have the power to take and shall not take any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust.

     Section 4.04 Restrictions on Certificateholders' Power.
                  -----------------------------------------

     The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the Transaction Documents or would cause a violation of any of the Transaction Documents or would be contrary to or inconsistent with Section 2.03,
                                                                   ------------
nor shall the Owner Trustee be obligated to follow any such direction, if given.

     Section 4.05 Majority Control.
                  ----------------

     Except as expressly provided herein or in any supplement to this Trust Agreement, any action or direction that may be taken or given by the Certificateholders under this Trust Agreement may not be taken or given unless agreed to by the Holders of Certificates evidencing not less than a majority of the aggregate Percentage Interest. Except as expressly provided herein or in any supplement to this Trust Agreement, any written notice of the Certificateholders delivered pursuant to this Trust Agreement shall be effective if signed by Certificateholders holding Certificates evidencing not less than a majority of the aggregate Percentage Interest at the time of the delivery of such notice.

                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     Section 5.01 Establishment of Trust Account.
                  ------------------------------

     (a)For the benefit of the Certificateholders, the Paying Agent shall establish and maintain in the name of the Trust an Eligible Deposit Account with the Indenture Trustee (the "Certificate Account"), bearing a designation clearly
                            -------------------
indicating that the funds deposited therein are held for the benefit of the Certificateholders. Each Qualified Institution maintaining the Certificate Account shall agree in writing (and the Indenture Trustee does hereby so agree) to comply with all instructions originated by the Paying Agent or Owner Trustee directing the disposition of funds in the account without the further consent of the Trust.

     (b)The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Account and in all proceeds thereof. Except as provided in Section 3.09 or as otherwise expressly provided
                               ------------
herein, the Certificate Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Account ceases to be an Eligible Deposit Account, the Paying Agent shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) establish a new Certificate Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Certificate Account.

     Section 5.02 Application of Trust Funds.
                  --------------------------

     (a)On each Remittance Date and at the instruction of the Servicer, the Paying Agent shall distribute to the Certificateholders, pro rata based on their respective Percentage Interests, the amounts deposited in the Certificate Account received from the Indenture Trustee pursuant to the Indenture or the Sale and Servicing Agreement.

     (b)On each Remittance Date, the Indenture Trustee shall, or shall cause the Paying Agent to, make available to each Certificateholder the statement or statements provided to the Indenture Trustee by the Servicer pursuant to the Indenture and the Sale and Servicing Agreement with respect to such Remittance Date.

     (c)In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee or the Paying Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by Requirements of Law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Paying Agent may in its sole discretion withhold such amounts in accordance with this subparagraph (c). In the event that a Certificateholder wishes to apply for a
---------------
refund of any such withholding tax, the Owner Trustee or the Paying Agent shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee and the Paying Agent for any out-of-pocket expenses incurred.

     Section 5.03 Method of Payment.
                  -----------------

     Subject to subsection 9.01(c), distributions required to be made to
                -----------------
Certificateholders on any Remittance Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar and the Paying Agent appropriate written instructions at least five
(5) Business Days prior to such Remittance Date or, if not, by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register.

     Section 5.04 No Segregation of Moneys; No Interest.
                  -------------------------------------

     Subject to Sections 5.01 and 5.02, moneys received by the Owner Trustee or
                -------------     ----
the Paying Agent hereunder need not be segregated in any manner except to the extent required by any

Requirement of Law or the Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by any Requirement of Law, and neither the Paying Agent, the Trust Company nor the Owner Trustee shall be liable for any interest thereon.

     Section 5.05 Accounting and Reports to the Certificateholders, the Internal
                  --------------------------------------------------------------
                  Revenue Service and Others.
                  --------------------------

     The Trust Depositor shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting,
(b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including, if applicable, Schedule K-1) to enable each Certificateholder to prepare its federal and state income tax returns, (c) prepare or cause to be prepared, and file, or cause to be filed, all tax returns, if any, relating to the Trust (including, if applicable, a partnership information return, IRS Form 1065) and in writing direct the Owner Trustee to make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes or an entity the existence of which is disregarded as separate from the Certificateholders under applicable Treasury Regulations depending on whether the Certificates are held by one owner or more than one owner, and (d) collect or cause to be collected any withholding tax as described in and in accordance with subsection 5.02(c) with respect to income or distributions to
                -----------------
Certificateholders. The Owner Trustee shall make all elections pursuant to this
Section 5.05 as directed by the Trust Depositor in writing.
------------

     Section 5.06 Signature on Returns; Tax Matters Partner.
                  -----------------------------------------

     (a)The Servicer shall sign on behalf of the Trust the tax returns of the Trust, and any other returns as may be required by law if any, as the same shall be furnished to it in execution form by the Trust Depositor, unless a Requirement of Law requires a Certificateholder to sign such documents, in which case such documents shall not be furnished to the Owner Trustee, but shall be furnished to and signed by the Trust Depositor so long as it is a Certificateholder, in its capacity as "tax matters partner", or such other Certificateholder as may have been designated "tax matters partner". In executing any such return, the Servicer shall rely entirely upon, and shall have no personal liability for, information or calculations provided by the Trust Depositor.

     (b)In the event the Trust Depositor is a Certificateholder, the Trust Depositor shall be the "tax matters partner" of the Trust pursuant to the Code.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

     Section 6.01 General Authority.
                  -----------------

     Each of the Owner Trustee, the Servicer and the Trust Depositor shall have power and authority, and each is hereby authorized and empowered, in the name and on behalf of the Trust, to execute and deliver the Transaction Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is to be a party and any amendment or other agreement or instrument, in each case, in such form as the Owner Trustee, the Servicer or the Trust Depositor shall approve, as evidenced conclusively by the Owner Trustee's, the Servicer's or the Trust Depositor's execution thereof. In addition to the foregoing, the Owner Trustee shall have power and authority and hereby is further authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Transaction Documents. The Owner Trustee shall have power and authority and hereby is further authorized from time to time to take such action as the Servicer recommends with respect to the Transaction Documents.

     Section 6.02 General Duties.
                  --------------

     It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of the duties expressly required to be performed by the Owner Trustee under the terms of this Agreement and the Transaction Documents to which the Trust is a party in the interest of the Certificateholders, subject to the Transaction Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Trust Depositor has agreed hereunder or the Servicer has agreed in the Sale and Servicing Agreement to perform any act or to discharge any duty of the Owner Trustee or of the Trust under any Transaction Document, and the Owner Trustee shall not be held personally liable for the default or failure of the Trust Depositor or the Servicer to carry out its obligations under the Sale and Servicing Agreement or this Trust Agreement, as applicable.

     Section 6.03 Action upon Instruction.
                  -----------------------

     (a)Subject to Article IV and Section 7.01 and in accordance with the terms
                   ----------     ------------

of the Transaction Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.
   ----------

     (b)The Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in personal liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Transaction Document or is otherwise contrary to Requirements of Law.

     (c)Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any Transaction Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any written instruction received from Holders of Certificates evidencing not less than a majority of the aggregate Percentage Interest, the Owner Trustee shall not be personally liable on account of such action or inaction to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement and the other Transaction Documents as it shall deem to be in the best interests of the Certificateholders and shall have no personal liability to any Person for such action or inaction.

     (d)In the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required or permitted to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received from Holders of Certificates evidencing not less than a majority of the aggregate Percentage Interest, the Owner Trustee shall not be personally liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Transaction Documents as it shall deem to be in the best interests of the Certificateholders, and shall have no personal liability to any Person for such action or inaction.

     Section 6.04 No Duties Except as Specified in this Agreement or in
                  -----------------------------------------------------
                  Instructions.
                  ------------

     The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, the Transaction Documents or any document contemplated hereby or thereby, except as expressly provided by the terms of this Trust Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations
                          ------------
shall be read into this Trust Agreement or any other Transaction Document against the Owner Trustee. Except as may be expressly provided in any Transaction Document, the Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Trust Agreement or any Transaction Document. The Trust Company nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Trust Company that are not related to the Trust, this Trust Agreement, the Trust Company's serving as Owner Trustee or the ownership or the administration of the Trust Estate.

     Section 6.05 Restrictions.
                  ------------

     The Owner Trustee shall not take any action that, (i) is inconsistent with the purposes of the Trust set forth in Section 2.03 or (ii) to the actual
                                       ------------
knowledge of a Responsible Officer of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                   ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

     Section 7.01 Acceptance of Trusts and Duties.
                  -------------------------------

     The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder but only upon the terms of this Trust Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of this Trust Agreement and the other Transaction Documents. The Owner Trustee shall not be personally answerable or accountable hereunder or under any other Transaction Document under any circumstances, except to the Trust and the Certificateholders (i) for its own willful misconduct, bad faith or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly
                                                          ------------
made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

     (a) the Owner Trustee shall not be personally liable for any error of judgment made by a Responsible Officer of the Owner Trustee which did not result from gross negligence on the part of such Responsible Officer;

     (b) the Owner Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Trust Depositor, the Servicer or any Certificateholder;

     (c) no provision of this Trust Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its rights or powers hereunder or under any Transaction Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

     (d) under no circumstances shall the Owner Trustee be personally liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes;

     (e) the Owner Trustee shall not be personally responsible (i) for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Trust Depositor, (ii) for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or (iii) for or in respect of the validity or sufficiency of the Transaction Documents, other than the Owner Trustee's due execution of the Certificate on behalf of the Trust and of the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any personal liability, duty, or obligation to any Noteholder or any Certificateholder other than as expressly provided for herein or expressly agreed to in the Transaction Documents;

     (f) the Owner Trustee shall not be personally liable for the default or misconduct of the Trust Depositor, the Indenture Trustee or the Servicer or any other Person under any of the Transaction Documents or otherwise and the Owner Trustee shall have no obligation or personal liability to perform the obligations of the Trust under this Trust Agreement or the other Transaction Documents that are required to be performed by the Indenture Trustee under the Indenture or the Servicer or the Trust Depositor under the Sale and Servicing Agreement; and

     (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any other Transaction Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Trust Agreement or in any other Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be personally answerable therefor other than to the Trust and the Certificateholders for its willful misconduct, bad faith or gross negligence in the performance of any such act.

     Section 7.02 Furnishing of Documents.
                  -----------------------

     The Owner Trustee shall furnish to the Certificateholders duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

     Section 7.03 Representations and Warranties.
                  -------------------------------

     The Owner Trustee hereby represents and warrants to the Trust Depositor, for the benefit of the Trust Depositor and Certificateholders, that:

     (a) It is a trust company duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Trust Agreement.

     (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf.

     (c) Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof, will (i) contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Trust Company or any judgment or order binding on it, (ii) constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or (iii) result in the creation or imposition of an lien, charge or encumbrance on the Trust Estate resulting from actions by or claims against the Owner Trustee individually which are unrelated to this Agreement or the other Transaction Documents.

     (d)This Agreement constitutes a legal, valid and binding obligation of the Owner Trustee enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and creditors of national banking associations and subject to general principles of equity.

     (e) To the Owner Trustee's best knowledge, there are no proceedings or investigations pending, or to the Owner Trustee's knowledge threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Owner Trustee or its properties:
(A) asserting the invalidity of this Trust Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Trust Agreement or
(C) seeking any determination or ruling that might materially and adversely affect the performance by the Owner Trustee of its obligations under, or the validity or enforceability of, this Trust Agreement.

     Section 7.04 Reliance; Advice of Counsel.
                  ---------------------------

     (a) The Owner Trustee shall incur no personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by an appropriate Person or Persons. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof require and rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officer or agent of an appropriate Person or Persons, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Trust Agreement or the other Transaction Documents, the Owner Trustee may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be personally liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be personally liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons. The Owner Trustee shall have no duty to monitor or supervise any other trustee, the Certificate Registrar, the Paying Agent, the Trust Depositor, the Holders, the Servicer, any Subservicer, the Indenture Trustee, any agent, independent contractor, officer, employee or manager of the Trust, any delegatee of any trustee, or any other Person.

     Section 7.05 Not Acting in Individual Capacity.
                  ---------------------------------

     Except as provided in this Article VII, in performing its duties hereunder,
                                -----------
the Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Trust Agreement or any Transaction Document shall look only to the Trust Estate for payment or satisfaction thereof.

     Section 7.06 Owner Trustee Not Liable for Certificates or Loans.
                  --------------------------------------------------

     The recitals contained herein and in the Certificates shall be taken as the statements of the Trust Depositor and the Owner Trustee assumes no personal responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Trust Agreement, of any other Transaction Document or of the Certificates (other than as to the due execution by the Owner Trustee of the Certificates on behalf of the Trust and the certificate of authentication of the Owner Trustee on the Certificates) or the Notes, or of any Loan or related documents. The Owner Trustee shall at no time have any personal responsibility or liability for or with respect to the legality, validity and enforceability of any Loan, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including, without limitation: (a) the existence, condition and ownership of any collateral securing a Loan; (b) the existence and enforceability of any insurance thereon; (c) the validity of the assignment of any Loan to the Trust or of any intervening assignment; (d) the performance or enforcement of any Loan; and (e) the compliance by the Trust Depositor or the Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation, or any action of the Trust Depositor, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

     Section 7.07 Owner Trustee May Own Certificates and Notes.
                  --------------------------------------------
     The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Trust Depositor, the Indenture Trustee, the Paying Agent and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

     Section 8.01 Owner Trustee's Fees and Expenses.
                  ---------------------------------
     The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Trust Depositor and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Trust Depositor for its other reasonable expenses hereunder, including, but not limited to, the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. The Trust Depositor shall be responsible for such fees and expenses only to the extent the same are not paid pursuant to subsections 7.05(a) or (b) of the Sale and Servicing Agreement.
-------------------    ---

     Section 8.02 Indemnification.
                  ---------------

     Trust Depositor shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and
                                                 -------------------
against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by or
                --------
asserted against an Indemnified Party in any way relating to or arising out of this Trust Agreement, the Transaction Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Trust Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the gross negligence, willful misconduct, bad faith or an Indemnified Party's material failure to perform under this Agreement or any Transaction Documents. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee and the termination of this Trust Agreement. Upon a Responsible Officer of the Owner Trustee determining that the Owner Trustee will seek indemnification under this Section in regard to a claim of which a Responsible Officer of the Owner Trustee has obtained actual knowledge or received written notice, the Owner Trustee promptly shall notify the Trust Depositor of such claim. The Owner Trustee's failure to give, or delay in giving, such notice shall not affect the Trust Depositor's obligations under this Section, except to the extent that such failure or delay results in material prejudice to the Trust Depositor. An Indemnified Party shall not settle any claim for which it will seek indemnification under this Section without the prior written consent of the Trust Depositor, which consent shall not be unreasonably delayed or withheld.

     Section 8.03 Payments to the Owner Trustee.
                  -----------------------------
     Any amounts paid to the Owner Trustee pursuant to this Article VIII shall
                                                            ------------
be deemed not to be a part of the Trust Estate immediately after such payment.

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

     Section 9.01 Termination of Trust Agreement.
                  ------------------------------
         (a) The Trust shall dissolve, be wound up and terminate in accordance with Section 3808 of the Delaware Business Trust Act upon (i) the final distribution by the Paying Agent of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and Article V, upon which the Paying Agent shall
                                 ---------
notify the Owner Trustee and the Trust Depositor in writing and (ii) the written consent of the Certificateholders. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to dissolve or terminate this Trust Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) Except as provided in subsection 9.01(a), neither the Trust Depositor
                               ------------------
nor any Certificateholder shall be entitled to revoke or terminate the Trust.

     (c) Notice of any termination of the Trust, specifying the Remittance Date upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Paying Agent by letter to Certificateholders mailed within five (5) Business Days of receipt of written notice of such termination from the Servicer stating, as set forth in such notice from the Servicer, (i) the Remittance Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified. The Paying Agent shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Owner Trustee at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Remittance Date pursuant to Section 5.02.
                                                  ------------

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six (6) months after the date specified in the above mentioned written notice, the Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one (1) year after the second notice all the Certificates shall not have been surrendered for cancellation, the Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Paying Agent to the Trust Depositor. Certificateholders shall thereafter look solely to the Trust Depositor as general unsecured creditors.

     (d) Upon the winding up of the Trust and payment of all liabilities in accordance with Section 3808 of the Business Trust Statute, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of
Section 3810 of the Business Trust Statute. Thereupon, the Trust and this Trust Agreement (other than the rights, benefits, protections, privileges and immunities of the Owner Trustee and the Trust Company) shall terminate.

                                    ARTICLE X

                          SUCCESSOR OWNER TRUSTEES AND
                            ADDITIONAL OWNER TRUSTEES

     Section 10.01 Eligibility Requirements for Owner Trustee.
                   ------------------------------------------

     The Owner Trustee shall at all times be a Person (a) satisfying the provisions of Section 3807(a) of the Business Trust Statute; (b) authorized to exercise corporate trust powers; (c) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and (d) having (or having a parent that has) a rating of at least BBB from Fitch, BBB- from S&P and Baa2 from Moody's. If such Person shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.
             -------------

     Section 10.02 Resignation or Removal of Owner Trustee.
                   ---------------------------------------

     (a) The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Trust Depositor. Upon receiving such notice of resignation, the Trust Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one (1) copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within sixty (60) days after the giving of such notice of resignation, the resigning Owner Trustee, at the expense of the Trust Depositor, may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     (b) If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after
                                  -------------
written request therefor by the Trust Depositor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Trust Depositor may remove the Owner Trustee. If the Trust Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Trust Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one (1) copy of which instrument shall be delivered to the outgoing Owner Trustee so removed, and one (1) copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee in its individual capacity.

     (c) Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and, in the case of removal, payment of all
                    -------------
accrued and unpaid fees and expenses owed to the outgoing Owner Trustee in its individual capacity. The Trust Depositor shall provide notice of such resignation or removal of the Owner Trustee to all Holders, the Indenture Trustee, the Servicer, the Paying Agent and each Rating Agency.

     Section 10.03 Successor Owner Trustee.
                   -----------------------

     (a) Any successor Owner Trustee appointed pursuant to Section 10.02 shall
                                                           -------------
execute, acknowledge and deliver to the Trust Depositor and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of fees and expenses owing to it in its individual capacity deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the Trust Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

     (b) No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.
                        -------------

     (c) Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Trust Depositor shall mail notice thereof to all Holders, the Indenture Trustee, the Servicer, each Rating Agency and the Paying Agent. If the Trust Depositor shall fail to mail such notice within ten (10) days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Trust Depositor.

     Section 10.04 Merger or Consolidation of Owner Trustee.
                   ----------------------------------------

     Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that, such Person shall be eligible pursuant to Section 10.01 and,
--------------                                            -------------
provided, further, that the Owner Trustee shall mail notice of such merger or
-----------------
consolidation to all Holders, each Rating Agency, the Paying Agent, the Indenture Trustee, the Servicer and the Trust Depositor.

     Section 10.05 Appointment of Co-Trustee or Separate Trustee.
                   ---------------------------------------------

     (a) Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Trust Depositor and the Owner Trustee acting jointly shall have the power and authority to execute and deliver all instruments to appoint one or more Persons approved by the Trust Depositor and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust Estate or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trust Depositor and the Owner Trustee may consider necessary or desirable. If the Trust Depositor shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power, authority and authorization to make such appointment. No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or
            -------------
separate trustee shall be required pursuant to Section 10.03.
                                               -------------

     (b) Each separate trustee and co-trustee shall, to the extent permitted by any Requirement of Law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any Requirement of Law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

          (ii) no separate trustee or co-trustee under this Trust Agreement or the Owner Trustee shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement; and

          (iii) the Trust Depositor and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust Agreement and the conditions of this Article. Each separate trustee and
                                     -------
co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to each of the Trust Depositor, the Indenture Trustee, the Paying Agent and the Servicer.

     (d) Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name, and the Owner Trustee shall have the full power and authority to delegate its responsibilities to the Servicer as provided for herein and in the other Transaction Documents. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

     Section 11.01 Supplements and Amendments.
                   --------------------------

     (a) This Trust Agreement may be amended by the Trust Depositor, the Trust Company, and the Owner Trustee, without the consent of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Trust Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Trust Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced
                    --------  -------
by an opinion of counsel, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

     (b) This Trust Agreement may also be amended from time to time by the Trust Depositor, the Trust Company, and the Owner Trustee, with the consent of the Majority Noteholders and, to the extent affected thereby, the consent of the Majority Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Trust Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase
                    --------  -------
or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of Noteholders and the aggregate Percentage Interest of Certificateholders required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates.

     (c) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and a copy of each such amendment or consent to the Paying Agent, the Indenture Trustee, the Servicer and each Rating Agency.

     (d) It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Trust Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     (e) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of Delaware.

     (f) Prior to the execution of any amendment to this Trust Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Trust Agreement. The Owner Trustee and the Trust Company may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's or the Trust Company's own rights, duties or immunities under this Trust Agreement or otherwise. Notwithstanding any other provision herein or elsewhere, no provision, amendment, supplement, waiver, or consent of or with respect to any of the Transaction Documents that affects any right, power, authority, duty, benefit, protection, privilege, immunity or indemnity of the Owner Trustee or the Trust Company shall be binding on the Owner Trustee or the Trust Company unless the Owner Trustee and the Trust Company shall have expressly consented thereto in writing.

     Section 11.02 No Legal Title to Trust Estate in Certificateholders.
                   ----------------------------------------------------

     The Certificateholders shall not have legal title to any part of the Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or
                -----------------
otherwise, of any right, title or interest of the Certificateholders to and in their beneficial ownership interest in the Trust Estate shall operate to dissolve the Trust or terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

     Section 11.03 Limitations on Rights of Others.
                   -------------------------------

     The provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Trust Company, the Indemnified Parties, the Trust Depositor, the Certificateholders and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Trust Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

     Section 11.04 Notices.
                   -------

     (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three (3) Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to its Corporate Trust Office; or if to the Trust Depositor, addressed to MCG Finance III, LLC, 1100 Wilson Boulevard, Suite 800, Arlington, Virginia 22209, Attention: General Counsel, Facsimile No.: (703) 247-7545 and to 300 Arboretum Place, Suite 300, Richmond, Virginia 23236, Attention: Chief Financial Officer, Facsimile No.: (804 272-3694, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

     Section 11.05 Severability.
                   ------------

     Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 11.06 Separate Counterparts.
                   ---------------------

     This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.07 Successors and Assigns.
                   ----------------------

     All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Trust Depositor, the Owner Trustee, the Trust Company, each Certificateholder and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     Section 11.08 No Petition.
                   -----------

     (a) The Trust Depositor will not, prior to the date which is one (1) year and one (1) day after the termination of the Indenture, institute against the Trust any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Trust Agreement or any of the other Transaction Documents.

     (b) The Owner Trustee, by entering into this Trust Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Trust Agreement, hereby covenant and agree that they will not, prior to the date which is one (1) year and one (1) day after the termination of the Indenture, institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Trust Agreement or any of the other Transaction Documents.

     Section 11.09 No Recourse.
                   -----------

     Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Trust Depositor, the Servicer, the Owner Trustee, the Trust Company, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Trust Agreement, the Certificates or the Transaction Documents.

     Section 11.10 Headings.
                   --------

     The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 11.11 GOVERNING LAW.
                   -------------

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.12 Third Party Rights.
                   ------------------

     The parties hereto agree that each of the Indemnified Parties shall be deemed a third-party beneficiary of this Trust Agreement entitled to the rights and benefits set forth herein as fully as if it were a party hereto.

                  [Remainder of Page Intentionally Left Blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                        MCG FINANCE III, LLC, as Trust Depositor


                                        By: /s/ Samuel G. Rubenstein
                                           -------------------------------------
                                        Name:  Samuel G. Rubenstein
                                             -----------------------------------
                                        Title: General Counsel and Executive
                                                 Vice President
                                              ----------------------------------

                                        WILMINGTON TRUST COMPANY, as Owner
                                        Trustee and as the Trust Company


                                        By: /s/ Donald G. MacKelcan
                                           -------------------------------------
                                        Name:  Donald G. MacKelcan
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION, hereby
accepts the appointment as Certificate
Registrar and Paying Agent pursuant to
Sections 3.04 and 3.09 hereof.
-------------     ----


By: /s/ Sue Dignan
   --------------------------------------------------
Name:  Sue Dignan
     ------------------------------------------------
Title: Assistant Vice President
      -----------------------------------------------

                                                                       EXHIBIT A

                               FORM OF CERTIFICATE
                               -------------------

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING
              ---
THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND TO A PERSON WHO HAS FURNISHED TO THE OWNER TRUSTEE (A) AN INVESTMENT LETTER TO THE EFFECT THAT SUCH PURCHASER IS THE TRUST DEPOSITOR OR AN AFFILIATE THEREOF, OR AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1)-(3) or (7) UNDER THE ACT AND (B) IF REQUIRED, AN OPINION OF COUNSEL SATISFACTORY TO THE OWNER TRUSTEE.

THIS CERTIFICATE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (2) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S, ARRANGEMENT'S OR ACCOUNT'S INVESTMENT IN SUCH ENTITIES. FURTHER, THIS CERTIFICATE MAY BE TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF ONE OR MORE CERTIFICATES (A "TRANSFER") SHALL BE MADE UNLESS SIMULTANEOUSLY WITH THE TRANSFER (1) A
 --------
PROPORTIONATE AMOUNT OF CLASS C NOTES ARE TRANSFERRED SO THAT THE RATIO OF THE PERCENTAGE INTEREST OF THE CERTIFICATES SO TRANSFERRED TO ALL CERTIFICATES AND THE RATIO OF THE PERCENTAGE INTEREST OF THE CLASS C NOTES SO TRANSFERRED TO THE PERCENTAGE INTEREST OF ALL CLASS C NOTES ARE EQUAL AND (2) THE TRANSFERS OF THE CERTIFICATES AND CLASS C NOTES REFERRED TO HEREIN ARE MADE TO THE SAME PERSON.

                                     A-1-1

NUMBER

-----------

CUSIP NO.                  PERCENTAGE INTEREST:
          ---------                             --------

                                     A-1-2

                        MCG COMMERCIAL LOAN TRUST 2001-1

                                   CERTIFICATE

evidencing a beneficial ownership interest in the Trust, as defined below, the property of which includes primarily the Loans transferred to the Trust by MCG Finance III, LLC.

(This Certificate does not represent an interest in or obligation of MCG Finance III, LLC, MCG Capital Corporation (the "Servicer") or the Owner Trustee (as
                                        --------
defined below) (as such or in its individual capacity) or any of their respective affiliates, except to the extent described below.)

     THIS CERTIFIES THAT MCG FINANCE III, LLC is the registered owner of the nonassessable, fully paid, beneficial ownership interest in MCG COMMERCIAL LOAN TRUST 2001-1 (the "Trust") formed by MCG Finance III, LLC, in the Percentage
                   -----
Interest evidenced hereby.

     The Trust was created pursuant to a Trust Agreement, dated as of December 1, 2001 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the "Trust Agreement"), between MCG
                                                 ---------------
Finance III, LLC, as trust depositor (the "Trust Depositor"), and Wilmington
                                           ---------------
Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of
                                      -------------
the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

     This Certificate is one of a duly authorized issue of MCG Commercial Loan Trust 2001-1 Certificates (herein called the "Certificates"). This Certificate
                                              ------------
is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of its acceptance hereof assents and by which such holder is bound.

     Under the Trust Agreement, there will be distributed on the 20th day of each month or, if such 20th day is not a Business Day, the next Business Day (each, a "Remittance Date"), commencing on January, 2001, to the Person in whose
          ---------------
name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the Remittance Date (the "Record
                                                                          ------
Date"), such Certificateholder's Percentage Interest in the amount to be
----
distributed to Certificateholders on such Remittance Date pursuant to the terms of the Sale and Servicing Agreement and the Indenture.

     The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

                                     A-1-3

     It is the intent of the Trust Depositor, the Servicer, the Holders of the Class C Notes and the Certificateholders that, for purposes of federal income taxes, in the event that the Certificates and the Class C Notes are owned by more than one holder the Trust will be treated as a partnership, the partners of which are the Certificateholders and the Holders of the Class C Notes and, in the event that the Certificates and the Class C Notes are all owned by a single holder, the Trust will be treated as a division of such holder. The Certificateholders and the Holders of the Class C Notes, by acceptance of a Certificate and a Class C Note, respectively, agree to treat the Certificates and Class C Notes as equity and to take no action inconsistent with the treatment of, the Trust and the Certificates and Class C Notes for such tax purposes as just described.

     Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder, will not prior to the date which is one (1) year and one (1) day after the termination of the Indenture, institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the other Transaction Documents.

     Distributions on this Certificate will be made as provided in the Trust Agreement by the Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Paying Agent.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or the Certificate Registrar, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-1-4

     IN WITNESS WHEREOF, the Owner Trustee or the Certificate Registrar, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

Date:

                                MCG COMMERCIAL LOAN TRUST 2001-1


                                By:      WILMINGTON TRUST COMPANY,
                                         solely as Owner Trustee and not in its
                                         individual capacity


                                By:
                                   --------------------------------------------
                                         Authorized Signatory

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates of MCG Commercial Loan Trust 2001-1 referred to in the within-mentioned Trust Agreement.

Date:

                                WILMINGTON TRUST COMPANY, solely as
                                Owner Trustee and not in its individual capacity


                                By:
                                   ---------------------------------------------
                                         Authorized Signatory

                                                            or

                                WELLS FARGO BANK MINNESOTA,
                                NATIONAL ASSOCIATION, as Certificate
                                Registrar


                                By:
                                   ---------------------------------------------
                                         Authorized Signatory

                                     A-1-5

                            [REVERSE OF CERTIFICATE]

     The Certificates do not represent an obligation of, or an interest in, the Trust Depositor, the Servicer, the Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the Transaction Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Loans (and certain other amounts), all as more specifically set forth herein and in the Transaction Documents. A copy of each of the Transaction Documents may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Trust Depositor and at such other places, if any, designated by the Trust Depositor.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trust Depositor and the rights of the Certificateholders under the Trust Agreement at any time, by the Trust Depositor and the Owner Trustee with the consent of the holders of the Certificates evidencing not less than a majority of the outstanding Percentage Interest and of the holders of the Majority Noteholders, each voting as a class. Any such consent by the holder of this Certificate shall be conclusive and binding on such holder and on all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wells Fargo Bank Minnesota, National Association.

     The Certificates are issuable only as registered Certificates without coupons in minimum Percentage Interests of 10% and integral multiples of 1% in excess thereof; provided, however, that one Certificate may be issued in a
                --------  -------
different denomination. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                                     A-1-6

     The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     This Certificate may not be transferred directly or indirectly to (1) employee benefit plans, retirement arrangements, individual retirement accounts or Keogh plans subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or (2) entities (including insurance company general accounts) whose underlying assets include plan assets by reason of the investment by such plans, arrangements or accounts in such entities. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not any of the foregoing entities.

     This Certificate may not be transferred to any person who is not a U.S. Person, as such term is defined in Section 7701(a)(30) of the Internal Revenue Code, as amended.

     Each purchaser of the Certificates shall be required, prior to purchasing a Certificate, to execute the Purchaser's Representation and Warranty Letter in the form attached to the Trust Agreement as Exhibit C.
                                            ---------

     The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon (i) the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust and (ii) the written consent of the Certificateholders. The Servicer on behalf of the Indenture Trustee has the option to cause the sale of the corpus of the Trust at a price and pursuant to auction procedures specified in the Indenture and the Sale and Servicing Agreement, and such sale of the receivables and other property of the Trust will effect early retirement of the Certificates.

                                     A-1-7

                                   ASSIGNMENT

   FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)

--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:


                                            -----------------------------------*
                                            Signature Guaranteed:


                                            -----------------------------------*

----------
* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                     A-1-8

                                                                       EXHIBIT B

                             CERTIFICATE OF TRUST OF
                        MCG COMMERCIAL LOAN TRUST 2001-1
                        --------------------------------


     This Certificate of Trust of MCG COMMERCIAL LOAN TRUST 2001-1 (the "Trust"), is being duly executed and filed by the undersigned, as owner trustee,
 -----
to form a business trust under the Delaware Business Trust Act (12 Del. Code,
                                                                   ---  ----
Section. 3801 et seq.) (the "Act").
                             ---

     1. Name. The name of the business trust formed hereby is MCG COMMERCIAL
        ----
LOAN TRUST 2001-1.

     2. Delaware Trustee. The name and business address of a trustee of the
        ----------------
Trust having its principal place of business in the State of Delaware is Wilmington Trust Company, One Rodney Square North, Wilmington, Delaware 19890
Attention: Corporate Trust Administration.

     3. Effective Date. This Certificate of Trust shall be effective upon its
        --------------
filing.

     IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                             WILMINGTON TRUST COMPANY,
                             not in its individual capacity but solely as owner trustee of the Trust


                             By:
                                ------------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Title:
                                  ----------------------------------------------

                                     B-1-1

                                                                       EXHIBIT C

            [Form of Purchaser's Representation and Warranty Letter]

MCG Commercial Loan Trust 2001-1
c/o Wilmington Trust Company, as Owner Trustee
One Rodney Square North
Wilmington, Delaware  19890
Attention:  Corporate Trust Administration

Re:  MCG Commercial Loan Trust 2001-1
     --------------------------------

Ladies and Gentlemen:

     In connection with our proposed acquisition of Certificates (the "Certificates") issued under the Trust Agreement, dated as of December 1, 2001
 ------------
(as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the "Agreement"), between MCG Finance III, LLC, as
                                 ---------
Trust Depositor (the "Trust Depositor"), and Wilmington Trust Company, as Owner
                      ---------------
Trustee, the undersigned (the "Purchaser") represents, warrants and agrees that:
                               ---------

     1. It is the Trust Depositor or an Affiliate thereof, or an institutional "accredited investor" as defined in Rule 501(a)(1)-(3) or (7) under the Securities Act and is acquiring the Certificates for its own institutional account or for the account of an institutional accredited investor.

     2. It is not (i) an employee benefit plan, retirement arrangement, individual retirement account or Keogh plan subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or (2) an entity (including an insurance company general account) whose underlying assets include plan assets by reason of the investment by such plans, arrangements or accounts in any such entity.

     3. It is a U.S. Person as defined in Section 7701(a)(30) of the Code.

     4. It has such knowledge and experience in evaluating business and financial matters so that it is capable of evaluating the merits and risks of an investment in the Certificates. It understands the full nature and risks of an investment in the Certificates and based upon its present and projected net income and net worth, it believes that it can bear the economic risk of an immediate or future loss of its entire investment in the Certificates.

                                     C-1-1

     5. It understands that the Certificates will be offered in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge or otherwise transfer any Certificates, such Certificates may be resold, pledged or transferred only (a) to a person who the seller reasonably believes is an institutional "accredited investor" as defined in Rule 501(a)(1)-(3) or (7) under the Securities Act that purchases for its own account or for the account of another institutional accredited investor or (b) pursuant to an effective registration statement under the Securities Act.

     6. It understands that each Certificate will bear legends substantially to the following effect:

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING
              ---
THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND TO A PERSON WHO HAS FURNISHED TO THE OWNER TRUSTEE (A) AN INVESTMENT LETTER TO THE EFFECT THAT SUCH PURCHASER IS THE TRUST DEPOSITOR OR AN AFFILIATE THEREOF, OR AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1)-(3) OR (7) UNDER THE ACT AND (B) IF REQUIRED, AN OPINION OF COUNSEL SATISFACTORY TO THE OWNER TRUSTEE.

THIS CERTIFICATE MAY NOT BE TRANSFERRED DIRECTLY OR INDIRECTLY TO (1) EMPLOYEE BENEFIT PLANS, RETIREMENT ARRANGEMENTS, INDIVIDUAL RETIREMENT ACCOUNTS OR KEOGH PLANS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (2) ENTITIES (INCLUDING INSURANCE COMPANY GENERAL ACCOUNTS) WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF ANY SUCH PLAN'S, ARRANGEMENT'S OR ACCOUNT'S INVESTMENT IN SUCH ENTITIES. FURTHER, THIS CERTIFICATE MAY BE TRANSFERRED ONLY TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF ONE OR MORE CERTIFICATES (A "TRANSFER") SHALL BE MADE UNLESS SIMULTANEOUSLY WITH THE TRANSFER (1) A
 --------
PROPORTIONATE AMOUNT OF CLASS C NOTES ARE TRANSFERRED SO THAT THE RATIO OF THE PERCENTAGE INTEREST OF THE CERTIFICATES SO TRANSFERRED TO ALL CERTIFICATES AND THE RATIO OF THE PERCENTAGE INTEREST OF THE CLASS C NOTES SO

                                     C-1-2

TRANSFERRED TO THE PERCENTAGE INTEREST OF ALL CLASS C NOTES ARE EQUAL AND (2) THE TRANSFERS OF THE CERTIFICATES AND CLASS C NOTES REFERRED TO HEREIN ARE MADE TO THE SAME PERSON.

     7. It is acquiring the Certificates for its own account and not with a view to the public offering thereof in violation of the Securities Act (subject, nevertheless, to the understanding that disposition of its property shall at all times be and remain within its control).

     8. It has been furnished with all information regarding the Trust and Certificates which it has requested from the Trust and the Trust Depositor.

     9. Neither it nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from, or otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with, any person in any manner or made any general solicitation by means of general advertising or in any other manner, which would constitute a distribution of the Certificates under the Securities Act or which would require registration pursuant to the Securities Act nor will it act, nor has it authorized or will authorize any person to act, in such manner with respect to any Certificate.

     10. For the purposes of Section 3(c)(1)(A) of the Investment Company Act, it shall be counted as one purchaser.

     11. It also is acquiring Class C Notes such that the ratio and Percentage Interest of the Class C Notes being acquired to all Class C Notes and the ratio and Percentage Interest of the Certificates being acquired to all Certificates are equal.

                                     C-1-3

Dated:
      -----------

                                                     Very truly yours,

                                                     ---------------------------
                                                     NAME OF PURCHASER


                                                     By:
                                                        ------------------------

                                                     Name;
                                                          ----------------------

                                                     Title:
                                                           ---------------------

                                                     NOTE:  To be executed by an
                                                     ----
                                                     executive officer

                                     C-1-4